Related Party Transactions (Details Narrative) (10K) - USD ($)		12 Months Ended
	Aug. 02, 2017	Dec. 31, 2018
Consulting Agreement [Member] | Carlos J. Nissenson [Member]
Debt monthly payment	$ 15,000
One time signatory fee of restricted stock	600,000
Number of warrant shares	1,500,000
Warrant exercise price per share	$ 0.11
Warrant term	4 years
Equity component description	In case the Company procures debt financing during the term of this agreement, without any equity component, Mr. Nissensohn shall be entitled to 3% of the gross funds raised, however if the Company is required to pay a success fee to another external entity, then Mr. Nissensohn shall be entitled to only 2% of the gross funds raised
Proceeds from equity financing	$ 3,000,000
Share capital percentage	3.00%
Warrant exercise price percentage	100.00%
Payment of financing	$ 50,000
Total transaction price percentage	3.00%
Bar Code Specialties Inc. [Member]
Rent expense, per month		$ 9,000